ETFS TRUST

ETFS Diversified-Factor Developed Europe Index Fund

ETFS Diversified-Factor U.S. Large Cap Index Fund

(each a “Fund” and together the “Funds”)

Supplement Dated September 27, 2016

to the currently effective Prospectus and Statement of Additional Information for the Funds

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

After careful consideration, at the recommendation of ETF Securities Advisors LLC, the Funds’ investment adviser, the Board of Trustees of ETFS Trust has approved the termination and liquidation of the Funds pursuant to the terms of a Plan of Liquidation. Accordingly, the Funds are expected to cease operations and liquidate on or about November 28, 2016 (the “Liquidation Date”).

The last day of trading of shares of the Funds on the NYSE Arca, Inc. will be November 21, 2016 (the “Last Trading Date”). Between the Last Trading Date and the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market. Prior to the Last Trading Date, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions.

In anticipation of the liquidation of the Funds, each Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, all or a portion of a Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount includes any accrued capital gains and dividends. Shareholders remaining in the Funds on the Liquidation Date will not be charged any transaction fees by the Funds. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

If you would like additional information, please call Matt Collins, Head of U.S. Product Operations, ETF Securities, at 1-212-918-4957.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE